UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 22, 2017

MOVADO GROUP, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-16497	13-2595932
(Commission File Number)	(I.R.S. Employer Identification No.)

650 From Road, Suite 375 Paramus, NJ	07652-3556
(Address of principal executive offices)	(Zip Code)

(201) 267-8000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) Annual Meeting. The 2017 Annual Meeting of Shareholders of the Company was held on June 22, 2017.

(b) Matters Voted Upon; Voting Results. The following matters were submitted for a vote of the Company’s shareholders.

Matter One. Election of Directors. Each of the nine nominees listed below was elected a director of the Company to hold office until the next annual meeting of the shareholders and until his or her successor has been elected and qualified.

Nominee	Number of Votes For	Number of Votes Withheld	Number of Broker Non-Votes
Margaret Hayes Adame	71,779,949	730,809	1,518,464
Peter A. Bridgman	72,228,908	281,850	1,518,464
Richard J. Coté	71,956,323	554,435	1,518,464
Alex Grinberg	71,989,078	521,680	1,518,464
Efraim Grinberg	71,918,253	592,505	1,518,464
Alan H. Howard	71,950,058	560,700	1,518,464
Richard Isserman	72,196,877	313,881	1,518,464
Nathan Leventhal	71,747,219	763,539	1,518,464
Maurice Reznik	72,399,268	111,490	1,518,464

Matter Two. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2018.

Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
73,881,427	114,590	33,205	-

Matter Three. Adoption, on an advisory basis, of a resolution approving the compensation of the Company’s named executive officers as disclosed in the Proxy Statement for the Company’s 2017 Annual Meeting of Shareholders.

Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
71,865,983	356,100	288,675	1,518,464

 Matter Four. Adoption, on an advisory basis, of the frequency of future advisory votes on executive compensation as disclosed in the Proxy Statement for the Company’s 2017 Annual Meeting of Shareholders.

One Year	Two Years	Three Years	Abstain	Number of Broker Non-Votes
69,697,475	3,232	2,788,098	21,953	1,518,464

(d)  Disclosure Regarding Frequency of Shareholder Advisory Vote on Executive Compensation.  A majority of the votes cast by the Company’s shareholders were voted to hold an advisory vote on executive compensation annually. After considering this preference of a majority of the Company’s shareholders, the Company’s Board of Directors determined, at a meeting held on June 22, 2017, that the Company will hold a non-binding advisory vote on the compensation of its named executive officers on an annual basis until the next non-binding shareholder vote on the frequency of future advisory votes on executive compensation is taken.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2017

MOVADO GROUP, INC.

By:	/s/ Mitchell C. Sussis
Name: Mitchell C. Sussis
Title: Senior Vice President and General Counsel